                   Morgan Stanley Emerging Markets Fund, Inc.
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                   Amount of        % of
                                     Offering         Total          Shares       Offering     % of Funds
  Security  Purchase/    Size of     Price of       Amount of      Purchased      Purchased       Total                    Purchased
 Purchased  Trade Date   Offering     Shares        Offering        By Fund        By Fund       Assets        Brokers       From
---------- ------------ ------------ ------------ -------------- -------------- -------------- ------------ ------------- ---------

New World   05/06/08         -         $13.25     $1,099,926,808    19,457          0.02%         0.05%     Morgan         Goldman
Resources                                                                                                   Stanley,       Sachs
   BV                                                                                                       Goldman
                                                                                                            Sachs
                                                                                                            International,
                                                                                                            JPMorgan
                                                                                                            Cazenove,
                                                                                                            CitiGroup
                                                                                                            Global
                                                                                                            Markets
                                                                                                            Limited,
                                                                                                            Barclays
                                                                                                            Capital,
                                                                                                            Erste Bank,
                                                                                                            Patria
                                                                                                            Finance,
                                                                                                            Unicredit
                                                                                                            markets &
                                                                                                            Investment
                                                                                                            Banking
                                                                                                            (Unicredit
                                                                                                            CAIB UK
                                                                                                            Ltd. And
                                                                                                            Unicredit
                                                                                                            CAIB Poland
                                                                                                            S.A.), Wood
                                                                                                            & Company,
                                                                                                            Ceska
                                                                                                            Sporitelna,